                                                                    EXHIBIT 23.4



                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in Registration Statement Nos. 33-58300, 33-47530 and 333-4530 on Form S-8, No. 333-36201 on Form S-3, and No.
333-31423 on Form S-4 of Unitrin, Inc. of our report dated September 17, 1997 (relating to the financial statements of Litton Industries, Inc. and subsidiaries presented separately herein) in the Annual Report on Form 10-K/A No. 2 of Unitrin, Inc. for the year ended December 31, 1996.



                                      Deloitte & Touche LLP



Los Angeles, California
October 27, 1997